SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant [ x ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ x ]	Definitive Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

HAWTHORNE FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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HAWTHORNE FINANCIAL CORPORATION

2381 Rosecrans Avenue
El Segundo, CA 90245

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 20, 2003

       You are cordially invited to attend the Annual Meeting of Stockholders of Hawthorne Financial Corporation (the “Company”), which will be held at the Company’s corporate headquarters, located at 2381 Rosecrans Avenue, El Segundo, California, on May 20, 2003, at 11:00 a.m., local time, to consider and act on the following matters:

1. The election of seven directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

2. Such other business as may properly come before the Annual Meeting and any adjournments thereof.

      The Board of Directors has fixed the close of business on March 28, 2003 as the record date for determining Stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof.

      WE HOPE YOU WILL ATTEND THE ANNUAL MEETING IN PERSON IF IT IS CONVENIENT FOR YOU TO DO SO. IF YOU ARE UNABLE TO ATTEND, IT IS IMPORTANT THAT YOU SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE THAT A QUORUM IS PRESENT FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING.

By Order of the Board of Directors

Eileen Lyon
Senior Vice President, General Counsel
and Corporate Secretary

April 11, 2003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
SOLICITATION OF PROXIES
VOTING
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
EXECUTIVE COMPENSATION
OPTION GRANTS IN LAST FISCAL YEAR
Performance Graph
COMPARISON OF FIVE YEAR CUMULATIVE RETURN
INDEPENDENT PUBLIC ACCOUNTANTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDERS’ PROPOSALS FOR 2004 ANNUAL MEETING
STOCKHOLDERS’ PROPOSALS FOR 2003 ANNUAL MEETING
ANNUAL REPORT ON FORM 10-K
APPENDIX A AUDIT COMMITTEE CHARTER (Resolutions of the Board of Directors)

HAWTHORNE FINANCIAL CORPORATION

2381 Rosecrans Avenue
El Segundo, CA 90245

PROXY STATEMENT

SOLICITATION OF PROXIES

      This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Hawthorne Financial Corporation (the “Company” or “Hawthorne Financial”) to be voted at the Annual Meeting of Stockholders of the Company to be held on May 20, 2003, and at any postponement or adjournment thereof (the “Annual Meeting”). The approximate date of mailing of this Proxy Statement is April 11, 2003.

      The Company will pay the expenses of this proxy solicitation. The original mail solicitation may be supplemented by telephone, telegram, facsimile transmission or personal solicitation. The Company will also request record holders of shares beneficially owned by others to send proxy material to the beneficial owners of such shares and will reimburse such holders for their reasonable expenses incurred in doing so.

VOTING

      The Board has selected March 28, 2003 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of that date, there were outstanding 7,681,019 shares of Common Stock, par value $0.01 per share (“Common Stock”), the only outstanding class of voting securities of the Company. Holders of shares of Common Stock are entitled to cast one vote for each share held as of the Record Date. In addition, each Stockholder may cumulate his or her votes in the election of directors and give any nominee a number of votes equal to the number of directors to be elected multiplied by the number of his or her shares, or to distribute his or her votes among as many nominees as he or she sees fit.

      All proxies that are properly completed, signed and delivered to the Company prior to the Annual Meeting, and not revoked, will be voted in accordance with the instructions indicated thereon by the Stockholders giving such proxies. Each proxy received without specific directions indicated thereon will be voted FOR the election of the nominees named in this Proxy Statement, or as many of such nominees as may be elected as directors of the Company. The proxies solicited hereby confer discretionary authority on the proxy holders named therein to cumulate votes in the election of directors among the nominees for whom such proxies may be voted in such manner as they deem appropriate to elect the maximum possible number of such nominees. Each proxy delivered may be revoked by the Stockholder who executed it at any time before it is voted, by filing written notice of revocation, which may consist of a later dated proxy, with the Secretary of the Company prior to the vote on the matters described herein or by attending the meeting and voting in person.

      A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. “Broker non-votes” are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable law, the effect of broker non-votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority.

      The Board does not know of any business to be presented for action at the Annual Meeting other than that stated in this Proxy Statement. If any other business is properly presented at the Annual Meeting and may properly be voted upon, the proxies solicited hereby will be voted on such matters in accordance with the best judgment of the proxy holders named therein.

ELECTION OF DIRECTORS

      A board of seven directors will be elected at the Annual Meeting to serve for the ensuing year and until their successors are duly elected and qualified.

      The following table sets forth certain information concerning the nominees of the Board, each of whom is currently a director of the Company. Each nominee has indicated his or her willingness to serve if elected. If any nominee is unable to serve, an event the Board does not anticipate, the persons named in the accompanying proxy will vote for such replacement nominees as the Board shall select. Each of the directors of the Company is also a director of Hawthorne Savings, F.S.B. (the “Bank”), a wholly owned subsidiary of the Company.

      In December 1995, the Company sold $27.0 million of “investment units” in a private placement offering. Pursuant to an agreement entered into in connection with the offering, each of the three largest purchasers of investment units is entitled to recommend one person for nomination by the Board of Directors for election as a director. Two of the investors, the Bass Group and Value Partners, Ltd., sold their entire interest in the Company and their nomination rights have terminated. Fort Pitt Fund, L.P. recommends Harry F. Radcliffe pursuant to its rights under the unit purchase agreement. Fort Pitt Fund, L.P.’s right to nominate a director terminates at the time it no longer owns 220,000 shares of Common Stock acquired upon the exercise of Warrants.

Nominees for Election as Directors

			Shares of		Percentage of
			Common Stock	Exercisable	Outstanding
		Director	Beneficially	Options/	Common
Name	Age	Since	Owned(1)	Warrants(2)	Stock

Gary W. Brummett	45	1999	2,000	24,000	*

Timothy R. Chrisman(3)	56	1994	22,693	35,344	*

Carlton J. Jenkins	47	2002	—	10,000	*

Simone Lagomarsino(4)	41	1999	3,016	78,000	1.04%

Anthony W. Liberati	70	1996	17,642	24,000	*

Harry F. Radcliffe(5)	52	1996	642,341	24,000	8.65

Howard E. Ritt	78	1993	7,500	24,000	*

*	Less than 1%.

(1)	As of March 28, 2003. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each of such persons has the sole voting and investment power with respect to the shares owned. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)	Except as indicated below, represents shares of Company Stock subject to options which are exercisable within 60 days of March 28, 2003. The percentage of outstanding shares owned by holders of stock options and warrants was computed based upon the number of shares that would have been outstanding if such options or warrants had been exercised.

(3)	Includes 6,344 shares which Mr. Chrisman may acquire upon the exercise of Warrants.

(4)	Does not include 75,742 shares held of record by the ESOP which have been allocated to participants’ accounts and which are voted by Ms. Lagomarsino and other officers as trustees at the direction of the participants or, if no direction is given, by them as trustees in their discretion. Ms. Lagomarsino disclaims beneficial ownership of such shares.

(5)	Includes 450,668 shares owned by the Fort Pitt Fund, L.P., 131,134 shares owned by the Fort Pitt Fund III (collectively, the “Fort Pitt Funds”), of which Mr. Radcliffe is the General Partner, and 19,284 shares owned by First Home Bancorp Trust, a liquidating trust of which Mr. Radcliffe is trustee. (The Fort Pitt Funds and First Home Bancorp Trust are referred to collectively as the “Radcliffe Affiliates”).

Biographical Information

      GARY W. BRUMMETT has been a principal in Brummett Consulting Group, a consulting firm serving the financial services industry, since February 1997. Prior to that, he had been Chief Operating Officer, of Cal Fed Bancorp where he was employed since April 1985. Mr. Brummett served as the Company’s interim Chief Executive Officer from November 17, 1999 to December 7, 1999.

      TIMOTHY R. CHRISMAN has been the President and owner of Chrisman & Company, Inc., an executive search firm specializing in the placement of senior executives in the financial services industry, for more than the past five years. Mr. Chrisman has been Chairman of the Board of the Company and the Bank since February 1996. Mr. Chrisman is also Chairman of MCSi, Inc., a publicly traded computer peripherals and audio visual supply corporation.

      CARLTON J. JENKINS is a Partner in the Yucaipa Corporate Initiatives Fund, a private equity investment fund focused on partnering with major corporations in the delivery of equity capital into investment opportunities located in underserved communities throughout the United States. Mr. Jenkins was chairman, president and chief executive officer of Founders National Bank of Los Angeles, one of the country’s premier minority-owned financial institutions, from January 1991 to 1999. Mr. Jenkins was a principal and chief executive officer of OneNetNow.com, LLC, an internet company from 1999 until its successful sale in early 2001. Mr. Jenkins served as a director of The Fred Meyer Company and The Kroger Company; and continues to serve as a director of Dryades Bancorp and its subsidiary, Dryades Savings Bank, New Orleans, Louisiana. Mr. Jenkins was a member of the California Board of Education and was a trustee of the University of West Los Angeles School of Law.

      SIMONE LAGOMARSINO has been a director and the President and Chief Executive Officer of the Company and the Bank since December 1999. Prior to that, Ms. Lagomarsino was Executive Vice President and Chief Financial Officer of the Company and the Bank since February 1999. She previously was Executive Vice President and Chief Financial Officer of First Plus Bank from March 1998 to February 1999, Senior Vice President of Imperial Financial Group from March 1997 to March 1998 and Senior Vice President and Chief Financial Officer of Ventura County National Bancorp.

      ANTHONY W. LIBERATI was the Chairman of the Board of Directors of MCSi Inc. from May 1996 until his retirement in February 2000. Mr. Liberati retired in 1995 from the Edward J. DeBartolo Corporation, Youngstown, Ohio where he was the Chief Operating Officer. Prior to his appointment as Chief Operating Officer, he was the DeBartolo Corporation’s Chief Financial Officer. Mr. Liberati is a former member of the Board of Directors of DeBartolo Realty Corporation, Youngstown, Ohio, a real estate investment trust. Mr. Liberati is a Limited Partner in the Fort Pitt Funds.

      HARRY F. RADCLIFFE is an investment manager. He was President and Chief Executive Officer of Fort Pitt Capital Management Corp. from April 1997 through August 2000. From December 1993 through March 1997, Mr. Radcliffe was the President, Chief Executive Officer and a Director of First Home Bancorp, Inc., Pittsburgh, Pennsylvania, and was President and Chief Executive Officer of its subsidiary First Home Savings Bank, F.S.B., from December 1993 and a Director from May 1993 until March 1997. He was a Director and President of First South Savings Association from April 1989 to December 1993, and was its Chief Executive Officer from June 1989 to December 1993 and Director, President and Chief Executive Officer from May 1990 to December 1993. He also was a Director of Home Bancorp, Inc. and Home Savings Bank, F.S.B., Norfolk, Virginia from October 1994 to September 1995. Mr. Radcliffe is a Director of Essex Savings Bank, F.S.B., Virginia Beach, Virginia, FNB Corp., Naples, Florida, and MCSi Inc.

      HOWARD E. RITT retired in 1990 as an Executive Vice President of Sanwa Bank.

Board Meetings; Board Committees; Compensation of Directors

      The Board of Directors held 14 meetings in 2002. All directors attended at least 75% of the number of meetings held by the Board or any committee of the Board on which he or she served.

      The Boards of Directors of the Company and the Bank have established and delegated certain powers to various committees, including (i) a Compensation Committee, which acts on behalf of both the Boards of Directors of the Company and the Bank, (ii) an Audit Committee of the Bank, (iii) a Credit Committee of the Bank, (iv) an Investment Committee of the Company and Bank, (v) a Nominating Committee of the Company, and (vi) a Special Committee of the Company.

      The Compensation Committee consists solely of non-management directors of the Company and the Bank. The authority of the Compensation Committee is described under “Executive Compensation — Report on Executive Compensation.” The Compensation Committee met 9 times in 2002.

      The Audit Committee consists solely of non-management directors of the Bank and operates under a written charter adopted by the board of directors. The responsibilities of the Audit Committee are contained in the Audit Committee Charter, attached as Appendix A. Each of the members is “independent,” as defined by Company policy and current Nasdaq listing standards. The Committee maintains delegated responsibility to (i) provide oversight to the Bank’s internal audit group, including approving the annual internal audit plan and monitoring individual audits and the reporting thereon by the internal audit group, and (ii) meet periodically with the Company’s and the Bank’s independent public accountants, including reviewing the results of the annual audit and any findings of the accountants in connection therewith. The Audit Committee met 9 times in 2002.

      The Credit Committee consists of all directors of the Bank. Mr. Radcliffe chairs the Credit Committee. The Credit Committee maintains delegated responsibility to (i) provide oversight with respect to the Bank’s lending activities, including the Bank’s lending administration, resourcing and scope of activities, and (ii) evaluate loans, or groups of loans, prior to their funding. The Credit Committee met 22 times in 2002.

      The Investment Committee consists of all directors of the Bank. The Investment Committee maintains delegated responsibility to provide oversight with respect to the Bank’s investment activities. Mr. Brummett chairs the Investment Committee. The Investment Committee, which was formed in November 2002, met once in 2002.

      The Nominating Committee was established in January 2003 and, consequently, did not meet in 2002. The Nominating Committee is responsible for establishing a continuous process to help the Board as a whole, as well as individual directors, become more valuable strategic assets of the Company, and identifying, evaluating and recommending director candidates. The Nominating Committee is comprised of Messrs. Chrisman, Brummett and Liberati.

      The Special Committee consists of Ms. Lagomarsino, and Messrs. Chrisman and Brummett. The Special Committee is an ad hoc committee, which met 9 times during 2002. The Special Committee was delegated responsibility to (i) evaluate the terms and conditions of the proposed merger with First Fidelity Bancorp, Inc. and make a recommendation to the full Board of Directors with respect thereto, and (ii) act as a Pricing Committee with respect to individual capital-related transactions.

      Non-employee directors, other than the Chairman of the Board, receive an annual retainer of $30,000, an additional $1,750 for each Hawthorne Financial board meeting attended and reimbursement of reasonable Company-related expenses. Effective August 1, 2002, the Chairman of the Board receives an annual retainer of $125,000, and does not receive separate meeting fees or, with certain limited exceptions, reimbursement for expenses. All of the directors of Hawthorne Financial are also directors of Hawthorne Savings and receive only the above-described fees for their combined service. Non-employee directors also received grants of stock options under Hawthorne Financial’s 2001 Stock Incentive Plan, and are eligible to participate in the Company’s Deferred Compensation Plan and Employee Stock Purchase Plan.

      The Company does not pay directors who are also officers of the Company additional compensation for their services as a director.

Audit Committee Report

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

      The Audit Committee reports to the Board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of Hawthorne Financial and Hawthorne Savings.

      The Audit Committee Charter, adopted by the Board sets out the responsibilities, authority and specific duties of the Audit Committee.

      Pursuant to the charter, the Audit Committee has the following responsibilities:

1. Recommending to the Board the independent auditor to be retained to audit the financial statements of the Company and its operating subsidiaries.

2. Reviewing the experience and qualifications of the senior members of the independent audit team and the quality control procedures of the independent auditor.

3. Approving the fees to be paid to the independent auditor for audit services.

4. Approving the retention of the independent auditor for any non-audit service and fees for such service.

5. Evaluating, together with the Board and management, the performance of the independent auditor and, where appropriate, replacing such auditor.

6. Obtaining annually from the independent auditor a formal written statement describing all relationships between the auditor and the Company, consistent with Independence Standards Board Standard Number 1.

7. Reviewing the audited financial statements and discussing them with management and the independent auditor.

8. Reviewing the Annual Report on Form 10-K, including management’s discussion and analysis (MD&A).

9. Reviewing with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

10. Reviewing major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal audit function, or by management.

11. Issuing annually a report to be included in the Company’s proxy statement.

12. Overseeing the relationship with the independent auditor, including discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports and providing the auditor full access to the Audit Committee to report on any and all appropriate matters.

13. Discussing with a representative of management and the independent auditor: (1) the interim financial information contained in the Company’s Quarterly Report on Form 10-Q prior to its filing, (2) the earnings announcement prior to its release, and (3) the results of the review of such information by the independent auditor.

14. Overseeing internal audit activities, including discussing with management and the internal auditors the internal audit function’s organization, objectivity, responsibilities, audit plans, results, reports, budget and staffing and the nature and rigor of the internal audit process.

15. Discussing with management, the internal auditors and the independent auditor the quality and adequacy of and compliance with the Company’s internal controls.

16. Discussing with management, the internal auditor(s), and the independent auditor their reports of potential or actual illegal conduct or violations of law.

17. Discussing with management and/or the Company’s legal counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company’s financial statements and any material reports or inquiries from regulatory or governmental agencies.

18. Reviewing all examination reports received from the OTS or other banking supervisory authorities, including management’s replies.

19. Advising the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Conduct.

20. Investigating any matter brought to the attention of the Audit Committee within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

      In discharging its oversight responsibility, the Audit Committee has met and held discussions with management and Deloitte & Touche LLP, Hawthorne Financial’s independent auditors. Management represented to the Audit Committee that all consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

      The Audit Committee also obtained from the independent auditors a formal written statement describing all relationships between Hawthorne Financial and the auditors that bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The Audit Committee discussed with the independent auditors any relationships that may impact on the firm’s objectivity and independence and satisfied itself as to the auditors’ independence.

      During fiscal 2002, the Audit Committee performed all of its duties and responsibilities under the then applicable Audit Committee Charter. In addition, based on the reports and discussions described in this Report, the Audit Committee recommended to the Board of Directors that the audited financial statements of Hawthorne Financial for fiscal 2002 be included in its Annual Report on Form 10-K for such fiscal year.

      Respectfully submitted by the members of the Audit Committee of the Board of Directors:

Howard Ritt, Chairman
Gary W. Brummett
Timothy R. Chrisman
Carlton J. Jenkins
Anthony W. Liberati
Harry F. Radcliffe

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

      The following table sets forth as of March 28, 2003 certain information regarding the ownership of the Company’s Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock, (ii) each executive officer named in the Summary Compensation Table in this Proxy Statement (the “Named Executive Officers”), and (iii) all of the Company’s executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each of such persons has the sole voting and investment power with respect to the shares owned. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this Rule, certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which information is provided; in computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

	Shares	Exercisable
	Beneficially	Options/	Percent of
Name of Beneficial Owner(1)	Owned	Warrants(2)	Class(3)

Fidelity Management & Research(4)	746,520	—	9.72

Radcliffe Affiliates/ Harry F. Radcliffe(5)	642,341	24,000	8.65

Friedman, Billings Ramsey Investment Mgt(6)	456,254	—	5.94

Wellington Management Company, LLP(7)	412,300	—	5.37

Simone Lagomarsino(8)(9)	3,016	78,000	1.04

David L. Hardin, Jr.(8)(10)	3,442	30,957	*

Charles Stoneburg (8)(11)	1,147	24,000	*

Eileen Lyon(8)	55	16,000	*

Jacqueline Calhoun Schaefgen	76	3,000	*

All directors and executive officers as a group(12 persons)(8)(12)(13)	699,912	269,301	12.19

*	Less than 1%.

(1)	As of March 28, 2003. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each of such persons has the sole voting and investment power with respect to the shares owned. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)	Except as indicated below, represents shares of Company Stock subject to options which are exercisable within 60 days of March 28, 2003.

(3)	The percentage of outstanding shares was computed based upon the number of shares that would have been outstanding if the person’s options and warrants had been exercised.

(4)	This information is based on the Schedule 13G/ A filed on February 13, 2003 by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson. The Schedule 13G/A indicates that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock. The shares of common stock are beneficially owned by Fidelity Low Priced Stock Fund, an investment company registered under the Investment Company Act of 1940 (the “Fund”). Fidelity Management & Research Company, a subsidiary of FMR Corp. (“Fidelity”), and a registered investment advisor, is deemed to be the beneficial owner of such securities. Mr. Johnson, FMR Corp. through its control of Fidelity, and the Fund, each have the power to dispose of the securities. Power to vote the securities is held by Fidelity Funds’ Board of Trustees. Mr. Johnson and Ms. Johnson are Chairman of the Board and a director, respectively, of FMR Corp., and members of the Johnson family, through their stock ownership and stockholder voting agreement, form a controlling group with respect to FMR Corp. The address for FMR Corp., Fidelity, the Fund and Mr. Johnson and Ms. Johnson is 82 Devonshire Street, Boston MA 02109.

(5)	601,086 shares are owned by the Radcliffe Affiliates and 41,255 shares are owned by Mr. Radcliffe and his wife individually. The address for the Radcliffe Affiliates is 40 Wiggins Lane, Uniontown, Pennsylvania 15401.

(6)	This information is based on the Schedule 13G filed February 13, 2003 by Friedman, Billings, Ramsey Group, Inc., Eric Billings and Emanuel J. Friedman. The shares are owned by various registered investment companies under The FBR Family of Funds, which is managed by FBR Fund Advisers, Inc., a registered investment advisor. Messrs. Billings and Friedman, through their control of the FBR Companies, have the power to dispose of the securities and are deemed to beneficially own them. The address for Friedman, Billings, Ramsey Group, Inc., and Messrs. Billings and Friedman, is 1001 19th Street, North, Arlington, Virginia 22209-1710.

(7)	This information is based on the Schedule 13G filed February 14, 2003 by Wellington Management Company, LLP. The address for Wellington Management Company, LLP is 75 State Street, Boston, MA 02109. The shares are owned of record by advisory clients of Wellington Management Company LLP, none of which owns in excess of 5% of the Common Stock.

(8)	Shares beneficially owned by these Named Executive Officers (or group) do not include 75,742 shares held of record by the ESOP which have been allocated to participants’ accounts and which are voted by them as trustees at the direction of the participants or, if no direction is given, by them as trustees in their discretion. The Named Executive Officers (and group) disclaim beneficial ownership of such shares.

(9)	Includes 248 shares allocated to Ms. Lagomarsino’s 401(k) Plan account.

(10)	Includes (i) 13,957 shares which Mr. Hardin may acquire upon the exercise of Warrants and (ii) 2,038 shares allocated to Mr. Hardin’s 401(k) Plan and ESOP accounts.

(11)	Includes 147 shares allocated to Mr. Stoneburg’s ESOP account.

(12)	In addition to the Named Executive Officers, current executive officers include David Rosenthal, Executive Vice President and Chief Financial Officer who joined the Bank in September 2002.

(13)	Includes (i) 20,301 shares which members of the group may acquire within 60 days of March 28, 2003 upon the exercise of Warrants and (ii) 2,433 shares held by the 401(k) Plan or ESOP which have been allocated to the accounts of executive officers. Also includes shares owned by the Radcliffe Affiliates. See footnote (4).

EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid to the Chief Executive Officer during 2002, and the four other most highly compensated executive officers who were serving as executive officers of the Company and the Bank at December 31, 2002 (the “Named Executive Officers”).

Summary Compensation Table

						Long-Term
						Compensation
						Awards
		Annual Compensation
						Securities
				Other Annual		Underlying	Other
Name and Position	Year	Salary	Bonus(1)	Compensation		Options(#)	Compensation(2)

Simone Lagomarsino	2002	$340,000	$225,000	$1,021	(3)	25,000	$10,000

President and Chief Executive Officer	2001	325,000	150,000	331	(3)	—	8,500
	2000	300,000	145,000	—		40,000	8,500

David L. Hardin, Jr.(4)	2002	$236,300	$170,000	$—		15,000	$10,000
Executive Vice President and	2001	228,800	115,000	—		—	8,500
Chief Banking Officer	2000	219,231	100,000	—		30,000	8,500

Chuck Stoneburg(5)	2002	$226,440	$160,000	$—		15,000	$8,048
Executive Vice President and	2001	219,440	100,000	—		—	—
Chief Administrative Officer	2000	202,000	100,000	—		15,000	9,000 (6)

Eileen Lyon(7)	2002	$191,260	$138,000	$1,077	(8)	7,500	$7,207
Senior Vice President and	2001	183,015	100,000	—		—	4,612
General Counsel	2000	154,808	50,000	—		15,000	2,356

Jacqueline Calhoun Schaefgen(9)	2002	$150,000	$105,000	$12	(10)	2,500	$6,096
Senior Vice President and	2001	150,000	7,500	—		15,000	—
Chief Credit Officer	2000	—	—	—		—	—

(1)	Amounts were earned in the years indicated. Bonuses were paid in the year earned or in the first quarter of the following year.

(2)	Except as otherwise disclosed, Other Compensation is comprised solely of 401(k) matching contributions made by the Company.

(3)	Represents above-market portion of interest credited to Ms. Lagomarsino’s deferred compensation account.

(4)	Mr. Hardin was appointed Chief Banking Officer effective December 31, 2002.

(5)	Mr. Stoneburg was appointed Chief Administrative Officer effective December 31, 2002. Prior to that, he was Chief Operations Officer.

(6)	Represents a housing allowance.

(7)	Ms. Lyon joined the Company in her current position on February 14, 2000.

(8)	Represents tax gross-up on non-cash bonus.

(9)	Ms. Calhoun joined the Company in her current position on August 24, 2001.

(10)	Represents the above-market portion of interest credited to Ms. Calhoun’s deferred compensation account.

Option Grants in Last Fiscal Year

      The table below sets forth certain information regarding stock options granted during 2002 to the Named Executive Officers.

OPTION GRANTS IN LAST FISCAL YEAR

					Potential Realizable Value
	Number of				at Assumed Rate of Stock
	Securities	Percent of Total			Price Appreciation for
	Underlying	Options Granted			Option Term(1)
	Option	to Employees in	Exercise or	Expiration
Name	Granted(2)	Fiscal Year(3)	Base Price	Date	5%	10%

Simone Lagomarsino	15,000	5.2	$19.86	1/29/12	$174,165	$188,220
	10,000	3.5	32.67	7/23/12	199,110	215,090

David L. Hardin, Jr.	10,000	3.5	19.86	1/29/12	116,110	125,480
	5,000	1.7	32.67	7/23/12	99,555	107,545

Chuck Stoneburg	10,000	3.5	19.86	1/29/12	116,110	125,480
	5,000	1.7	32.67	7/23/12	99,555	107,545

Eileen Lyon	5,000	1.7	19.82	1/29/12	58,055	62,740
	2,500	.9	32.67	7/23/12	49,778	53,773

Jacqueline Calhoun Schaefgen	2,500	.9	32.67	7/23/12	49,778	53,773

(1)	The potential realizable value is based on the Black-Scholes option-pricing model. These amounts are calculated pursuant to applicable requirements of the Securities and Exchange Commission and do not represent a forecast of the future appreciation of the Common Stock.

(2)	All options granted become exercisable in installments beginning on the first anniversary date of the date of grant, and becoming 100% vested on the fifth anniversary date of the date of grant. The exercise price and tax withholding obligations may be paid by delivery of already owned shares, subject to certain conditions. All options were granted for terms of 10 years, subject to earlier termination in certain events related to termination of employment.

(3)	Options covering an aggregate of 288,400 shares were granted to employees during 2002.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table sets forth, for each of the Named Executive Officers, certain information regarding options exercised in 2002 and options held at December 31, 2002:

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
	Shares		Options at Fiscal		Options at Fiscal
	Acquired	Value	Year-End(#)		Year-End($)
	on Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Simone Lagomarsino	—	—	75,000	65,000	$1,056,485	$942,850

David L. Hardin, Jr.	15,000	$360,721	15,000	45,000	428,100	696,290

Chuck Stoneburg	15,000	213,855	22,000	30,000	325,515	391,535

Eileen Lyon	—	—	—	22,500	—	322,195

Jacqueline Calhoun Schaefgen	—	—	3,000	14,500	30,387	121,540

(1)	Based on the closing sale price of $28.54 for the Common Stock on December 31, 2002, less the option exercise price.

Employment Agreements and Change in Control Arrangements

      On February 22, 2000, the Compensation Committee of the Board of Directors approved a change of control pay plan providing for the payment of three years’ base salary and bonus, including an excise tax gross-up payment, for the Chief Executive Officer of the Company, and providing for two years’ base salary and bonus, including an excise tax gross-up payment, for all Executive Vice Presidents of the Company (at present, 3 persons) and all Senior Vice Presidents reporting directly to the President (at present, 2 persons).

Report on Executive Compensation

      The Hawthorne Financial and Hawthorne Savings boards of directors have established a joint Compensation Committee (the “Compensation Committee”) comprised of the nonmanagement members of the Board of Directors. The Compensation Committee (i) has oversight responsibility for Hawthorne Savings’ compensation policies, benefits and practices, (ii) reviews and approves or disapproves the chief executive officer’s recommendations concerning the compensation (including specific incentive awards) of officers directly reporting to her, (iii) approves all stock option grants, (iv) approves the aggregate amount of bonuses paid to employees, and (v) has oversight responsibility for management planning and succession. The Compensation Committee from time to time retains independent compensation consultants to assist it in the exercise of its responsibilities, including developing compensation plans and providing comparative data regarding Hawthorne Savings’ compensation policies.

      Hawthorne Savings’ compensation programs are designed to provide its employees, including its executive officers, with a competitive annual salary and benefits and the potential to earn cash incentives based upon periodic, measurable performance. In addition, key employees, including executive officers, have the potential to receive one or more grants of stock options under Hawthorne Financial’s option plans. The Compensation Committee believes that this combination of programs provides reasonable incentives to Hawthorne Savings’ executive officers to meet or exceed Hawthorne Savings’ financial and operational goals, and reasonably aligns the interests of such officers with those of Hawthorne Financial’s stockholders.

      As a result of a review of Hawthorne Savings’ compensation programs by an independent compensation consultant, Sibson & Co., completed in January 2000, Hawthorne Savings established a compensation plan with the following features:

•	Base compensation;

•	Merit and promotional compensation;

•	Non-compensatory, discretionary benefits, including premiums for health-related benefits and sponsorship of a 401(k) plan;

•	Long-term, non-cash compensation in the form of stock option grants and deferred compensation for key employees; and

•	Annual cash incentives to reward consistent outstanding performance against specific measurable goals and strategic objectives.

      The 2002 compensation plan provided for variable incentive pay based on the percentage of achievement of the performance measures. The executive officers were measured primarily on the basis of corporate performance, meaning the achievement of financial measures, targeted EPS and achievement of the strategic goals. Payouts would range from 20% to 50% of base salary, with the potential for a maximum payout of 75% if results exceeded the targeted measurements. Payouts are annual for executive officers. The Compensation Committee determined that executive officers should have more emphasis placed on achievement of corporate performance goals, such as earnings per share, than lower level employees, given the relative ability of those groups of employees to effect corporate performance. Accordingly, as adopted, the incentive plan weighted 75% of the executive officers’ incentive on the achievement of a specified earnings per share target. The chief executive officer completed performance evaluations for the other executive officers and made individual recommendations for incentive awards and stock options. The chairman of the board and the chair of the Compensation Committee completed a performance evaluation for the chief executive officer.

      In 2002, the Company exceeded the earnings per share and performance targets established by the Board of Directors. Accordingly, incentive compensation for executive officers ranged from 50% to 72% of eligible salaries.

Compensation of the Chief Executive Officer

      Ms. Lagomarsino served as the President and Chief Executive Officer of Company and the Bank for the year ended December 31, 2002. In determining Ms. Lagomarsino’s merit increase and incentive compensation for 2002, the Committee took into consideration Ms. Lagomarsino’s performance during the year. Based upon that review, Hawthorne Financial’s achievement of the earnings per share, implementation of Hawthorne Financial’s strategic plan during 2002, and the achievement of performance measurements that exceeded the targets specified in the Strategic Plan, the Compensation Committee approved a merit increase of $100,000 and an incentive award of $225,000 for Ms. Lagomarsino.

COMPENSATION COMMITTEE

Anthony W. Liberati, Chairman
Gary W. Brummett
Timothy R. Chrisman
Carlton J. Jenkins
Harry F. Radcliffe
Howard E. Ritt

Performance Graph

      Set forth below is a line graph comparing the yearly percentage change in the cumulative total Stockholder return on the Company’s Common Stock against the cumulative total return of the Nasdaq Market Index and the SNL Securities Western Thrift Index for publicly traded savings institution holding companies for the period beginning December 31, 1997 and ended December 31, 2002.

COMPARISON OF FIVE YEAR CUMULATIVE RETURN
AMONG HAWTHORNE FINANCIAL CORPORATION, NASDAQ MARKET INDEX AND
SNL SECURITIES WESTERN THRIFT INDEX

Hawthorne Financial Corporation

Total Return Performance

	Hawthorne Financial
	Corporation	NASDAQ - Total US*	SNL Western Thrift Index

12/31/97	100.00	100.00	100.00
12/31/98	79.50	140.99	86.08
12/31/99	62.11	261.48	68.99
12/31/00	71.43	157.42	136.30
12/31/01	95.40	124.89	126.18
12/31/02	141.81	86.33	143.17

*	Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2003. Used with permission. All rights reserved. crsp.com

Compensation Committee Interlocks and Certain Transactions

      Messrs. Brummett, Chrisman, Jenkins, Liberati, Radcliffe and Ritt each served on Hawthorne Financial’s Compensation Committee during fiscal year 2002. Except for Mr. Brummett, who served as Hawthorne Financial’s interim Chief Executive Officer for three weeks from November 17, 1999 to December 7, 1999, none of the Compensation Committee members were officers or employees of Hawthorne Financial or Hawthorne Savings during or prior to 2002.

      Mr. Brummett, Mr. Liberati and Mr. Radcliffe were nominated as directors of Hawthorne Financial by Value Partners, Ltd., the Bass Group and the Fort Pitt Funds, respectively, pursuant to their rights under the unit purchase agreement. (See “Election of Directors.”) In addition, Mr. Liberati and Mr. Radcliffe were both directors of First Fidelity Bancorp, Inc. In August 2002, Hawthorne Financial acquired First Fidelity Bancorp, Inc., and its subsidiary, First Fidelity Investment and Loan (collectively, “First Fidelity”). Value Partners, Ltd., the Bass Group and the Fort Pitt Funds beneficially owned in excess of 5% of First Fidelity. The Fort Pitt Funds beneficially own more than 5% of Hawthorne Financial’s voting stock. At the time the merger agreement was executed, the Bass Group and Value Partners, Ltd. beneficially owned more than 5% of Hawthorne Financial’s voting stock. Value Partners, Ltd. distributed its entire interest in Hawthorne Financial to its partners in 2002, and the Bass Group sold its entire interest in Hawthorne Financial in 2002.

INDEPENDENT PUBLIC ACCOUNTANTS

      The Board has selected Deloitte & Touche LLP, certified public accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2003. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and is expected to be available to respond to appropriate questions. The representative will be given the opportunity to make a statement if the representative wishes to do so.

Fees

      The table below sets forth the aggregate fees billed to the Company for audit and non-audit services rendered by Deloitte & Touche, LLP, who acted as independent auditors and performed audit services for the fiscal year 2002. The table lists audit fees, tax preparation and consulting fees, financial information systems design and implementation fees, and other fees.

      Audit Fees. The audit fees include only the aggregate fees billed to the Company that are customary under generally accepted auditing standards and are the aggregate fees the Company incurred for professional services rendered for the audit of the Company’s annual financial statements for fiscal year 2002 and the reviews of the financial statements included in the Company’s Annual Report on Form 10-K and Quarterly Reports on Forms 10-Q for the fiscal year 2002.

      Tax Preparation and Consulting Fees. The tax preparation and consulting fees include the aggregate fees billed to the Company for Deloitte & Touche, LLP’s professional services for tax compliance, tax advice and tax planning, including preparation of the Company’s tax returns for fiscal 2001.

      Financial Information Systems Design and Implementation Fees. The financial information systems design and implementation fees include the aggregate fees billed to the Company for Deloitte & Touche, LLP’s non-audit services rendered performed during for fiscal year 2002 such as (i) directly or indirectly operating, or supervising the operation of, the Company’s information system or managing the Company’s local area network and (ii) designing or implementing a hardware or software system that aggregates source data underlying the Company’s financial statements or generates information that is significant to the Company’s financial statements taken as a whole. Deloitte & Touche did not perform these services for the Company in 2002.

      All Other Fees. All other fees include the aggregate fees billed to the Company for services rendered by Deloitte & Touche, LLP for the fiscal year 2002, other than those services covered above.

Year Ended December 31, 2002	Fees Paid

Audit Fees	$235,977

Tax Preparation and Consulting	177,210

Financial Information Systems Design and Implementation Fees	—

Other Fees	125,544

      The Audit Committee considered whether the provision of non-audit services is compatible with maintaining the independence of Deloitte & Touche, LLP.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based solely on its review of copies of reports filed by reporting persons of the Company pursuant to Section 16(a) of the Exchange Act, or written representations from reporting persons that no Form 5 filing was required for such person, the Company believes that all filings required to be made by reporting persons of the Company were timely made in accordance with requirements of the Exchange Act, except for a late-filed Form 4 filed by Mr. Stoneburg and a late-filed Form 3 for Mr. Jenkins.

STOCKHOLDERS’ PROPOSALS FOR 2004 ANNUAL MEETING

      All proposals of Stockholders intended to be presented for consideration at the next annual meeting of Stockholders must be received by the Company no later than December 11, 2003 for inclusion in the Company’s proxy statement and form of proxy relating to the next annual meeting. Any Stockholder proposal submitted on or after December 11, 2003 shall be considered untimely. If a stockholder gives notice of such a proposal after that date, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

      SEC rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company’s proxy statement with respect to discretionary voting. The deadline with respect to discretionary voting for the year 2004 annual meeting is February 25, 2004 (45 calendar days before the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after February 25, 2004, the proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company’s year 2004 annual meeting.

STOCKHOLDERS’ PROPOSALS FOR 2003 ANNUAL MEETING

      The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting.

ANNUAL REPORT ON FORM 10-K

      The Company will provide each Stockholder free of charge, upon oral or written request to the Secretary of the Company at the Company’s principal executive offices, an additional copy of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on Form 10-K, without exhibits. The Company will furnish a copy of the exhibits to its Form 10-K to any Stockholder upon request and payment of a copying charge of ($.25) per page. Requests should be addressed to:

Hawthorne Financial Corporation

Attn: Investor Relations
2381 Rosecrans Avenue
El Segundo, CA 90245
310-725-5000

HAWTHORNE FINANCIAL CORPORATION

Simone Lagomarsino,
President and Chief Executive Officer

April 11, 2003

APPENDIX A

AUDIT COMMITTEE CHARTER

(Resolutions of the Board of Directors)

      RESOLVED that this Audit Committee Charter (“Charter”) has been adopted by the Board of Directors (the “Board”) of Hawthorne Financial Corporation. The Audit Committee of the Board (the “Audit Committee”) shall review and reassess this Charter annually and recommend any proposed changes to the Board for approval.

Role

      The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. The Audit Committee shall also ensure compliance with the standards of the Office of Thrift Supervision (“OTS”) for audit committee activities and/or responsibilities as well as the applicable regulatory standards of the FDI Act and any other rules or regulations applicable to the Company or its operating subsidiaries. The Audit Committee may also have other duties from time to time as may be assigned to it by the Board.

Composition

      The membership of the Committee shall consist of at least three directors who are each free of any relationship that, in the opinion of the Board, may interfere with such member’s individual exercise of independent judgment.

Independence

      Each Audit Committee member shall also meet the independence and financial literacy requirements for serving on audit committees and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the Nasdaq Stock Exchange.

      The Audit Committee shall maintain free and open communication with the independent auditor, the internal auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company’s accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Audit Committee may also retain outside counsel, auditors or other advisors.

Leadership

      One member of the Audit Committee shall be appointed as the Chairman. The Chairman shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing or approving agendas and making regular reports to the Board. The Chairman shall also maintain regular liaison with the CEO, CFO, Chief Legal Counsel, Risk Manager, the lead independent audit partner and the lead internal audit and loan review professionals.

Meeting Frequency

      The Audit Committee shall meet at least four times throughout the calendar year and more frequently as the Committee considers necessary. At least once each year the Committee shall meet in separate private meetings with the:

•	independent audit partner

•	lead internal audit professional(s)

•	Chief Financial Officer

Committee Responsibilities

      Although the Audit Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

1. Recommending to the Board the independent auditor to be retained to audit the financial statements of the Company and its operating subsidiaries. Such auditor is ultimately accountable to the Board and to the Audit Committee as representatives of the shareholders. The Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor.

2. Reviewing the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

3. Approving the fees to be paid to the independent auditor for audit services.

4. Approving the retention of the independent auditor for any non-audit service and the fee for such service. Evaluate whether the provision of non-audit services is compatible with maintaining the auditor’s independence.

5. Evaluating, together with the Board and management, the performance of the independent auditor and, where appropriate, replacing such auditor.

6. Obtaining annually from the independent auditor a formal written statement describing all relationships between the auditor and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditor and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditor’s independence.

7. Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review the Audit Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K.

8. Reviewing management’s discussion and analysis (MD&A). Based on such review the Audit Committee shall make its recommendation to the Board as to the inclusion of the MD&A statement in the Company’s Annual Report on Form 10-K.

9. Reviewing with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

10. Reviewing major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal audit function, or by management.

11. Issuing annually a report to be included in the Company’s proxy statement as required by the rules of the Securities and Exchange Commission.

12. Overseeing the relationship with the independent auditor, including discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports and providing the auditor full access to the Audit Committee to report on any and all appropriate matters.

13. Discussing with a representative of management and the independent auditor: (1) the interim financial information contained in the Company’s Quarterly Report on Form 10-Q prior to its filing, (2) the earnings announcement prior to its release, and (3) the results of the review of such information by the independent auditor.

14. Overseeing internal audit activities, including discussing with management and the internal auditors the internal audit function’s organization, objectivity, responsibilities, audit plans, results, reports, budget and staffing and the nature and rigor of the internal audit process.

15. Discussing with management, the internal auditors and the independent auditor the quality and adequacy of and compliance with the Company’s internal controls.

16. Discussing with management, the internal auditor(s), and the independent auditor their reports of potential or actual illegal conduct or violations of law. The Audit Committee will require current and timely reports of such acts and reports from management regarding its response contemplated or taken in response to such indications. The Audit Committee will have authority to remedy any violations of law.

17. Discussing with management and/or the Company’s legal counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company’s financial statements and any material reports or inquiries from regulatory or governmental agencies.

18. Reviewing all examination reports received from the OTS or other banking supervisory authorities, including management’s replies.

19. Advising the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics/ Conflict of Interest policies. Reviewing violations or waiver of the policies.

20. Investigating any matter brought to the attention of the Audit Committee within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

Accountability Limited to Oversight

      The role of the Audit Committee is one of oversight. Management is responsible for the preparation of the Company’s financial statements. The independent auditor is responsible for the audit of those financial statements. The Audit Committee and the Board recognize that management (including the internal audit function) and the independent auditor have more resources and time, and more detailed knowledge and information regarding the Company’s accounting, auditing, internal control and financial reporting practices than does the Audit Committee. Accordingly, the Audit Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others or any professional certification as to the independent auditor’s work.

  PROXY

REVOCABLE PROXY
HAWTHORNE FINANCIAL CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

The undersigned, a stockholder of HAWTHORNE FINANCIAL CORPORATION, a Delaware corporation, (the “Company”) hereby appoints Simone Lagomarsino and Timothy R. Chrisman, and each of them, the proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”), to be held on May 20, 2003, and at any of its postponements or adjournments, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

(Continued and to be signed on the reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

- Detach here from proxy voting card -

You can now access your Hawthorne Financial Corporation
account online.

     Access your Hawthorne Financial Corporation shareholder/stockholder account online via Investor ServiceDirect ® (ISD).

Mellon Investor Services LLC, agent for Hawthorne Financial Corporation Investor Services, now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS — Establish a PIN
You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

Investor ServiceDirect® is currently only available for domestic individual and joint accounts.

• SSN
• PIN
• Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.	Step 2: Log in for Account Access You are now ready to log in. To access your account please enter your:

• SSN
• PIN
• Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.	Step 3: Account Status Screen
You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

• Certificate History
• Book-Entry Information
• Issue Certificate
• Payment History
• Address Change
• Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE BOARD OF DIRECTORS’ NOMINEES. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF HAWTHORNE FINANCIAL CORPORATION	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of		FOR all nominees	WITHHOLD
Director recommends		listed below (except	Authority to vote
a vote FOR Item 1.		as marked to the	for the nominees
		contrary below)	listed below
1.	ELECTION OF DIRECTORS as provided in the Company’s Proxy Statement	☐	☐

(INSTRUCTIONS: To withhold authority for a nominee, line through or otherwise strikeout the name of the nominee below.)

01 Gary Brummett	05 Anthony W. Liberati
02 Timothy R. Chrisman	06 Howard E. Ritt
03 Carlton J. Jenkins	07 Harry F. Radcliffe
04 Simone Lagomarsino

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that the proxy holders may lawfully do by virtue hereof. AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY OF ITS POSTPONEMENTS OR ADJOURNMENTS, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

This Proxy will be voted in accordance with the instructions set forth above. THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE DIRECTORS NAMED, AND AS THE PROXY HOLDERS SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE ANNUAL MEETING, UNLESS OTHERWISE DIRECTED.

WILL
ATTEND

If you plan to attend the Annual Meeting, please mark the WILL ATTEND box	☐

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated April 11, 2003 relating to the Annual Meeting.

Please disregard if you have previously provided your consent decision.	☐

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsiblity.

Signature	Signature	Date:	, 2003

The signature(s) hereon should correspond with the name(s) of the stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

- Detach here from proxy voting card -